Supplement dated March 18, 2009 to Prospectus dated September 18, 2008 for

Variable Universal Life III 1

Supplement dated March 18, 2009 to Prospectuses dated May 1, 2008, as supplemented on September 19, 2008, November 24, 2008 and January 5, 2009, for

VUL GuardSM 1, 2

Survivorship VUL GuardSM 1, 2

Variable Universal Life II 1, 2

Survivorship Variable Universal Life II 2, 3

Variable Universal Life 2, 3

Supplement dated March 18, 2009 to Prospectus dated May 1, 2005, as supplemented on January 30, 2006 and February 28, 2006, for

Survivorship Variable Universal Life 2, 3

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Reorganization of the MML Small Company Opportunities Fund with and into the MML Small Cap Equity Fund

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Effective May 1, 2009, the MML Small Company Opportunities Fund will be merged into the MML Small Cap Equity Fund and will no longer be an available investment option. Any policy value allocated to the MML Small Company Opportunities division of the separate account on April 30, 2009 will be transferred to the MML Small Cap Equity division on May 1, 2009.

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Effective May 1, 2009, if you have selected the MML Small Company Opportunities division as an investment option in (1) an automated transfer program (Dollar Cost Averaging or Portfolio Rebalancing) or (2) the Directed Monthly Deduction Program (not available for VUL GuardSM or Survivorship VUL GuardSM), we will replace that division with the MML Small Cap Equity division.

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Effective May 1, 2009 and thereafter, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the MML Small Company Opportunities division, we will allocate the premium to the MML Small Cap Equity division.

Reorganization of the MML Growth Equity Fund with and into the MML Blue Chip Growth Fund

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Effective May 1, 2009, the MML Growth Equity Fund will be merged into the MML Blue Chip Growth Fund and will no longer be an available investment option. Any policy value allocated to the MML Growth Equity division of the separate account on April 30, 2009 will be transferred to the MML Blue Chip Growth division on May 1, 2009.

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Effective May 1, 2009, if you have selected the MML Growth Equity division as an investment option in (1) an automated transfer program (Dollar Cost Averaging or Portfolio Rebalancing) or (2) the Directed Monthly Deduction Program (not available for VUL GuardSM or Survivorship VUL GuardSM), we will replace that division with the MML Blue Chip Growth division.

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Effective May 1, 2009 and thereafter, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the MML Growth Equity division, we will allocate the premium to the MML Blue Chip Growth division.

Investment Management Fees and Other Expenses

The footnote below is added to the MML Money Market Fund (Initial Class) Management Fee shown in the table under the heading “Investment Management Fees and Other Expenses”.

MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

There are no other changes being made at this time.

If you have questions about this supplement, wish to revise your premium allocation or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-272-2216 (press 1). For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual.

1	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
2	This product is no longer available for sale.
3	Issued by MassMutual in California and New York and by C.M. Life Insurance Company in all other jurisdictions where available.

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